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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 31, 2000


                       BENEDEK COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


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
            DELAWARE                             333-09529                               36-4076007
(State or Other Jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification Number)
        Incorporation )
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                                 100 PARK AVENUE
                            ROCKFORD, ILLINOIS 61101
               (Address of Principal Executive Offices) (Zip Code)


         Registrant's telephone number, including area code 815-987-5350





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Item 2. Acquisition or Disposition of Assets


         On March 31, 2000, Benedek Communications Corporation (the "Company"), through its wholly owned subsidiary Benedek Broadcasting Corporation ("BBC"), acquired substantially all of the operating assets of television stations WOWT(TV), an NBC affiliate serving Omaha, Nebraska, and KAKE-TV, an ABC affiliate serving Wichita, Kansas, from The Chronicle Publishing Company ("Chronicle"). The purchase price for the Chronicle stations was $141,000,000. BBC also assumed certain specified liabilities.

         The acquisitions were completed as part of an exchange transaction with WGRC, Inc. ("WGRC") which acquired from BBC substantially all of the operating assets of television station WWLP(TV), BBC's NBC affiliate serving Springfield, Massachusetts. The purchase price for WWLP(TV) was $123,000,000. WGRC acquired WOWT(TV) and KAKE-TV from Chronicle and then immediately transferred the same to BBC in exchange for WWLP(TV). BBC paid Chronicle, at the instruction of WGRC, the difference in the purchase prices for the Chronicle stations and WWLP(TV) of $18,000,000. Such payment was made from available cash.

         The acquisition by BBC of WOWT(TV) and KAKE-TV in exchange for WWLP(TV) is intended to qualify, to the extent feasible, as a like-kind exchange transaction under Section 1031 of the Internal Revenue Code.

         The transaction will be recorded under the purchase method of accounting.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired. It is impracticable to provide the required financial statements at the time this report is filed. The Company will file such statements as soon as practicable, but in no event more than 60 days after the date this report is required to be filed.

         (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information at the time this report is filed. The Company will file such information as soon as practicable, but in no event more than 60 days after the date this report is required to be filed.

         (c) Exhibits

         99 Press Release, dated March 31, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BENEDEK COMMUNICATIONS CORPORATION
                               (Registrant)


April 17, 2000                 By:  /s/ Ronald L. Lindwall
                                    --------------------------------------------
                                    Name:  Ronald L. Lindwall
                                    Title:  Senior Vice President - Finance and
                                            Chief Financial Officer

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                                INDEX TO EXHIBITS

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EXHIBIT     DESCRIPTION

   99       Press Release, dated March 31, 2000

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